INTERCAPITAL QUALITY MUNICIPAL SECURITIES
Two World Trade Center, New York, New York 10048
LETTER TO THE SHAREHOLDERS October 31, 1997

DEAR SHAREHOLDER:

We are pleased to present the annual report on the operations of InterCapital Quality Municipal Securities (IQM) for the fiscal year ended October 31, 1997.

Stimulated by a resurgence of consumer spending in late 1996, the economy grew at a rapid pace in the first quarter of 1997. This prompted the Federal Reserve Board to tighten its monetary policy in March in a preemptive move against a possible increase in the rate of inflation. Economic growth slowed in the second quarter and the bond market rallied. In addition to more moderate economic growth, low inflation and stable monetary policy, the bond rally through July was supported by a shrinking federal budget deficit and a strong dollar. However, by August the bond market retreated on fears that stronger employment conditions might prompt the Federal Reserve Board to tighten further. Yields declined in October when turmoil in the global stock markets precipitated "flight-to-quality" demand for U.S. Treasuries.

                             BOND YIELDS 1994-1997

                                                         INSURED MUNICIPAL
                    30-YEAR INSURED   30-YEAR U.S.        REVENUE YIELDS
                       MUNICIPAL        TREASURY       AS A PERCENTAGE OF U.S.
`                   REVENUE YIELDS       YIELDS           TREASURY YIELDS
                    --------------       ------           ---------------
December 1993            5.4 %            6.34%                85.17%
January 1994             5.4              6.24                 86.54
February 1994            5.8              6.66                 87.09
March 1994               6.4              7.09                 90.27
April 1994               6.35             7.32                 86.75
May 1994                 6.25             7.43                 84.12
June 1994                6.5              7.61                 85.41
July 1994                6.25             7.39                 84.57
August 1994              6.3              7.45                 84.56
September 1994           6.55             7.81                 83.87
October 1994             6.75             7.96                 84.8
November 1994            7                8                    87.5
December 1994            6.75             7.88                 85.66
January 1995             6.4              7.7                  83.12
February 1995            6.15             7.44                 82.66
March 1995               6.15             7.43                 82.77
April 1995               6.2              7.34                 84.47
May 1995                 5.8              6.68                 87.09
June 1995                6.1              6.62                 92.15
July 1995                6.1              6.86                 88.92
August 1995              6                6.66                 90.09
September 1995           5.95             6.48                 91.82
October 1995             5.75             6.33                 90.84
November 1995            5.5              6.14                 89.58
December 1995            5.35             5.94                 90.07
January 1996             5.4              6.03                 89.55
February 1996            5.8              6.46                 86.69
March 1996               5.85             6.66                 87.84
April 1996               5.95             6.89                 86.36
May 1996                 6.05             6.99                 86.55
June 1996                5.9              6.89                 85.63
July 1996                5.85             6.97                 83.93
August 1996              5.9              7.11                 82.98
September 1996           5.7              6.93                 82.25
October 1996             5.65             6.64                 85.09
November 1996            5.5              6.35                 86.61
December 1996            5.6              6.63                 84.46
January 1997             5.7              6.79                 83.95
February 1997            5.65             6.8                  83.09
March 1997               5.9              7.1                  83.1
April 1997               5.75             6.94                 82.85
May 1997                 5.65             6.91                 81.77
June 1997                5.6              6.78                 82.6
July 1997                5.3              6.3                  84
August 1997              5.5              6.61                 83
September 1997           5.4              6.4                  84.4
October 1997             5.35%            6.15%                86.9 %

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

MUNICIPAL MARKET CONDITIONS

Municipal yields followed the trend of Treasury yields, but with less volatility. Long-term insured revenue index yields increased from 5.65 percent to 5.90 percent between October 1996 and March 1997. The bond rally over the past seven months pushed 30-year yields down to 5.35 percent by the end of October 1997. Yields on one-year notes were little changed at
3.75 percent over the 12-month period. Consequently, the yield pickup for extending maturities from 1 to 30 years narrowed from 190 basis points to 160 basis points.

The ratio of 30-year insured revenue bond yields to 30-year U.S. Treasury yields rose from 83 percent at the end of March 1997 to 87 percent in October. A rising ratio means that municipals have underperformed Treasuries and have become relatively more attractive. Over the past four years, this ratio has annually ranged from an average low of 83 percent to an average high of 90 percent.

New-issue underwriting volume was slightly ahead in the first half of 1997. The decline in interest rates subsequently led to a surge in refunding activity. As a result, new-issue municipal volume was up 17 percent during the first 10 months of 1997. Refundings accounted for more than 25 percent of total volume.

PERFORMANCE

During the fiscal year ended October 31, 1997, the Trust's net asset value
(NAV) improved from $13.44 to $14.31. Based on this NAV change plus reinvestment of tax-free dividends totaling $0.7225 per share, the Trust's total NAV return was 13.18 percent. IQM's market price on the New York Stock Exchange moved from $11.25 to $12.50 per share. Based on


LARGEST SECTORS AS OF OCTOBER 31, 1997
(% OF NET ASSETS)

General Obligation ............... 15%
Water & Sewer .................... 14%
IDR/PCR* ......................... 12%
Mortgage ..... ................... 11%
Hospital ......................... 11%
Education.........................  8%
Public Facilities ................  8%
All Others ....................... 21%

*Industrial Development/Pollution Control Revenue

Portfolio Structure is subject to change.


CREDIT RATINGS AS OF OCTOBER 31, 1997
(% OF TOTAL LONG-TERM PORTFOLIO)

AAA or Aaa ........................ 26%
AA or Aa .......................... 35%
A or A ............................ 35%
BBB or Baa ........................  4%

As measured by Standard & Poor's Corp. or Moody's Investors Service, Inc.

Portfolio structure is subject to change.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

this change in market price plus reinvestment of tax-free dividends, the Trust's total market return was 18.11 percent. On October 31, 1997, IQM traded at a 13 percent discount to NAV.

Monthly dividends for the fourth quarter of 1997 were declared in September. Over the past 12 months the level of undistributed net investment income increased from $0.077 per share to $0.123 per share. Beginning with the October 1997 payment, the monthly dividend was increased from $0.06 per share to $0.0625 per share to more closely reflect the Trust's anticipated income.

PORTFOLIO STRUCTURE

IQM remained fully invested in long-term municipal bonds during the period. Investments were diversified among 12 long-term sectors and 51 credits. The Trust's weighted average maturity and call protection were 20 and 7 years, respectively. Throughout the fiscal year, high credit quality was maintained with nearly 60 percent of its long-term holdings rated double or triple "A".

THE IMPACT OF LEVERAGING

As discussed in previous reports, the total income available for distribution to common shareholders includes incremental income provided by the Trust's outstanding Auction Rate Preferred Shares (ARPS). ARPS dividends reflect prevailing short-term interest rates on maturities normally ranging from one week to one year. Incremental income to common shareholders depends on two factors. The first factor is the amount of ARPS outstanding, while the second is the spread between the portfolio's cost yield and ARPS expenses (ARPS auction rate and expenses). The greater the spread and the amount of ARPS outstanding, the greater the amount of incremental income available for distribution to common shareholders. The level of net investment income available for distribution to common shareholders varies with the level of short-term interest rates.

During the fiscal year, ARPS leverage contributed approximately $0.07 per share to common share earnings. Weekly ARPS yields ranged between 2.40 and
4.25 percent. Five ARPS series totaling $97 million and representing 27 percent of net assets were outstanding.

LOOKING AHEAD

So far this year, long-term municipal bonds have followed the trend of Treasuries toward lower yields. The recent enactment of the Taxpayer Relief Act of 1997 did not impact municipals directly and the long-term benefits of tax-exempt income have remained intact.

The Trust's procedure for reinvestment of all dividends and distributions on common shares is through purchases in the open market. This method helps to support the market value of the Trust's shares. In

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
LETTER TO THE SHAREHOLDERS October 31, 1997, continued

addition, we would like to remind you that the Trustees have approved a procedure whereby the Trust, when appropriate, may purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase. During the twelve-month period ended October 31, 1997, the Trust purchased and retired 1,303,600 shares of common stock at a weighted average market discount of 14.15 percent. The Trust may also utilize procedures to reduce or eliminate the amount of outstanding ARPS, including their purchase in the open market or in privately negotiated transactions.

We appreciate your ongoing support of InterCapital Quality Municipal Securities and look forward to continuing to serve your investment needs.

Very truly yours,

/s/ Charles A. Fiumefreddo

CHARLES A. FIUMEFREDDO
Chairman of the Board

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
RESULTS OF ANNUAL MEETING (unaudited)

                                    * * *
On May 20, 1997, an annual meeting of the Trust's shareholders was held for the purpose of voting on three separate matters, the results of which were as follows:

(1) ELECTION OF TRUSTEES BY ALL SHAREHOLDERS:

    Edwin J. Garn
    For .............  14,951,658
    Withheld ........     501,524

    Wayne E. Hedien
    For .............  14,946,729
    Withheld ........     506,453

    Michael E. Nugent
    For .............  14,941,820
    Withheld ........     511,362

    Philip J. Purcell
    For .............  14,926,776
    Withheld ........     526,406

    ELECTION OF TRUSTEE BY PREFERRED SHAREHOLDERS:

    John R. Haire
    For .............       1,449
    Withheld ........           0


The following Trustees were not standing for reelection at this meeting:
Michael Bozic, Charles A. Fiumefreddo, Dr. Manuel H. Johnson and John L. Schroeder.

(2) APPROVAL OF A NEW INVESTMENT MANAGEMENT AGREEMENT BETWEEN THE TRUST AND DEAN WITTER INTERCAPITAL INC. IN CONNECTION WITH THE MERGER OF MORGAN STANLEY GROUP INC. WITH DEAN WITTER, DISCOVER & CO.:

    For .....  14,420,151
    Against .     354,462
    Abstain .     678,569

(3) RATIFICATION OF THE SELECTION OF PRICE WATERHOUSE LLP AS INDEPENDENT
    ACCOUNTANTS:

    For .....  14,746,152
    Against .     190,158
    Abstain .     516,872

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1997

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            MUNICIPAL BONDS (96.8%)
            General Obligation (15.2%)
 $  5,000   Florida Board of Education, Capital Outlay Refg 1993 Ser D ......  5.125%  06/01/18  $  4,890,900
    5,000   De Kalb County, Georgia, Refg 1993 ..............................  5.25    01/01/20     4,980,150
   10,000   Washington Suburban Sanitation District, Maryland, Gen Constr
             Refg 1993 Second Ser ...........................................  5.25    06/01/14    10,030,500
            New York City, New York,
   10,000    1994 Ser D .....................................................  5.75    08/15/08    10,386,600
    5,000    1994 Ser C .....................................................  5.50    10/01/10     5,050,850
   10,000   Metropolitan Government of Nashville & Davidson County,
             Tennessee, Refg Ser 1997  ......................................  5.125   05/15/25     9,691,500
   10,000   Seattle, Washington, Refg Ser 1993  .............................  5.65    01/01/20    10,205,600
-----------                                                                                      --------------
   55,000                                                                                          55,236,100
-----------                                                                                      --------------
            Educational Facilities Revenue (7.8%)
    3,500   District of Columbia, Georgetown University Ser 1993 ............  5.25    04/01/13     3,527,615
            Illinois Educational Facilities Authority,
    4,695    Illinois Wesleyan University Ser 1993 ..........................  5.70    09/01/23     4,753,687
    4,955    Northwestern University Refg Ser 1993 ..........................  5.375   12/01/21     4,853,175
            Massachusetts Health & Educational Facilities Authority,
   10,000    Boston College Ser K ...........................................  5.25    06/01/18     9,814,500
    2,100    Wentworth Institute of Technology Ser B (Connie Lee) ...........  5.50    10/01/23     2,079,861
    3,500   Pennsylvania Higher Educational Facilities Authority, Thomas
             Jefferson University 1993 Ser A ................................  5.30    11/01/15     3,491,950
-----------                                                                                      --------------
   28,750                                                                                          28,520,788
-----------                                                                                      --------------
            Electric Revenue (6.6%)
    5,900   South Carolina Public Service Authority, 1993 Refg Ser A (MBIA) .  5.50    07/01/21     5,927,258
    8,000   Chelan County Public Utility District #1, Washington, Hydro Refg
             Ser 1993 G .....................................................  5.375   06/01/18     7,955,280
   10,000   Snohomish County Public Utilities District #1, Washington, Ser
             1993 B (AMT) ...................................................  5.80    01/01/24    10,096,200
-----------                                                                                      --------------
   23,900                                                                                          23,978,738
-----------                                                                                      --------------
            Hospital Revenue (10.6%)
    8,000   Indiana Health & Educational Facilities Authority, Welborn
             Memorial Baptist Hospital Refg Ser 1993 ........................  5.50    07/01/14     8,029,120
    3,500   Maine Health & Higher Educational Facilities Authority, Ser 1993
             D (FSA) ........................................................  5.50    07/01/18     3,506,895
    4,000   Michigan Hospital Finance Authority, Detroit Medical Center Ser
             1997 A (AMBAC) .................................................  5.25    08/15/27     3,882,440
   10,000   Missouri Health & Educational Facilities Authority, Barnes
             Jewish Inc/Christian Health Services Ser 1993 A ................  5.25    05/15/14    10,076,900

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
  $ 10,000  Fairfax County Industrial Development Authority, Virginia, Inova
             Health System Foundation Refg Ser 1993 A .......................  5.25 %  08/15/19  $  9,960,600
     3,000  Wisconsin Health & Educational Facilities Authority, Catholic
             Health Corp Ser 1993 ...........................................  5.375   11/15/13     2,998,320
-----------                                                                                      --------------
    38,500                                                                                         38,454,275
-----------                                                                                      --------------
            Industrial Development/Pollution Control Revenue (12.4%)
    10,000  Valdez, Alaska, BP Pipeline Inc Ser 1993 B ......................  5.50    10/01/28     9,896,800
    10,000  Hawaii Department of Budget & Finance, Hawaiian Electric Co Inc
             Ser 1993 (AMT)(MBIA) ...........................................  5.45    11/01/23     9,795,900
     4,000  Calvert County, Maryland, Baltimore Gas & Electric Co Refg Ser
             1993 ...........................................................  5.55    07/15/14     4,067,000
     5,000  Brazos River Authority, Texas, Houston Lighting & Power Co Ser
             1993 (MBIA) ....................................................  5.60    12/01/17     5,096,700
     5,000  Marshall County, West Virginia, Ohio Power Co Ser B (MBIA)  .....  5.45    07/01/14     5,092,600
    10,000  Weston, Wisconsin, Wisconsin Public Service Co Refg Ser 1993 A ..  6.90    02/01/13    11,208,600
-----------                                                                                      --------------
    44,000                                                                                         45,157,600
-----------                                                                                      --------------
            Mortgage Revenue -Multi-Family (5.0%)
     5,000  Illinois Housing Development Authority, 1993 Ser A ..............  5.90    07/01/12     5,109,950
    13,310  Wisconsin Housing & Economic Development Authority, 1993 Ser A ..  5.55    11/01/15    13,175,702
-----------                                                                                      --------------
    18,310                                                                                         18,285,652
-----------                                                                                      --------------
            Mortgage Revenue -Single Family (5.8%)
     8,000  Alaska Housing Finance Corporation, 1997 Ser A (MBIA)  ..........  6.00    06/01/27     8,262,720
     3,830  Connecticut Housing Finance Authority, 1993 Subser F-1 ..........  5.60    05/15/11     3,886,301
     8,700  Kentucky Housing Corporation, Federally Insured or Gtd Loans
             1993 Ser B .....................................................  5.40    07/01/14     8,779,344
-----------                                                                                      --------------
    20,530                                                                                         20,928,365
-----------                                                                                      --------------
            Public Facilities Revenue (8.2%)
    11,000  California Public Works Board, Correctional 1993 Ser D COPs  ....  5.375   06/01/18    10,857,990
     4,000  Maine Municipal Bond Bank, 1993 Ser E  ..........................  5.30    11/01/13     4,029,040
     5,000  Kansas City School District Building Corporation, Missouri,
             Elementary Ser 1993 D (FGIC) ...................................  5.00    02/01/14     4,906,900
    10,000  Regional Convention & Sports Complex Authority, Missouri,
             Refg Ser A 1993 ................................................  5.60    08/15/17    10,112,200
-----------                                                                                      --------------
    30,000                                                                                         29,906,130
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            Resource Recovery Revenue (2.9%)
  $ 10,000  Northeast Maryland Waste Disposal Authority, Montgomery County
             Ser 1993 A (AMT) ...............................................  6.30 %  07/01/16   $ 10,596,600
-----------                                                                                      --------------
            Transportation Facilities Revenue (5.7%)
     5,000  Chicago, Illinois, Chicago-O'Hare Int'l Airport Refg 1993 Ser A .  5.00    01/01/16      4,809,100
     5,000  Wayne County, Michigan, Detroit Metropolitan Wayne County
             Airport Sub Lien Ser 1993 C (MBIA) .............................  5.25    12/01/13      4,983,650
     2,000  Rhode Island Port Authority & Economic Development Corporation,
             TF Green State Airport 1993 Ser A (AMT)(FSA) ...................  5.25    07/01/23      1,912,980
     5,000  Texas Turnpike Authority, Dallas North Tollway Refg Ser 1993
             (AMBAC) ........................................................  5.00    01/01/20      4,755,350
     4,175  Virginia Transportation Board, US Route 58 Corridor Ser 1993 B ..  5.50    05/15/18      4,205,603
-----------                                                                                      --------------
    21,175                                                                                          20,666,683
-----------                                                                                      --------------
            Water & Sewer Revenue (14.4%)
     5,000  Phoenix Civic Improvement Corporation, Arizona, Wastewater Refg
             Ser 1993 .......................................................  5.00    07/01/18      4,824,800
     5,000  Los Angeles County Sanitation Districts Financing Authority,
             California, 1993 Ser A  ........................................  5.25    10/01/19      4,885,250
     5,000  Atlanta, Georgia, Water & Sewer Ser 1993  .......................  5.00    01/01/15      4,881,450
            Louisville & Jefferson County Metropolitan Sewer District,
             Kentucky,
     3,000   Ser 1993 A (MBIA) ..............................................  5.50    05/15/21      3,016,470
     5,000   Ser 1993 B (MBIA) ..............................................  5.50    05/15/23      5,027,450
    10,000  Massachusetts Water Resources Authority, 1993 Ser C .............  5.25    12/01/20      9,725,800
     5,000  New York City Municipal Water Finance Authority, New York, 1994
             Ser B  .........................................................  5.50    06/15/19      4,993,400
    10,000  Philadelphia, Pennsylvania, Water & Wastewater Ser 1993 (FSA) ...  5.50    06/15/14     10,092,200
     5,000  Norfolk, Virginia, Water Ser 1993 (AMBAC) .......................  5.375   11/01/23      4,961,950
-----------                                                                                      --------------
    53,000                                                                                          52,408,770
-----------                                                                                      --------------
            Other Revenue (2.2%)
     8,000  New York Local Government Assistance Corporation, Ser 1993 C ....  5.50    04/01/18      7,970,400
-----------                                                                                      --------------
   351,165  TOTAL MUNICIPAL BONDS (Identified Cost $345,917,569) ............                      352,110,101
-----------                                                                                      --------------

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
PORTFOLIO OF INVESTMENTS October 31, 1997, continued

 PRINCIPAL
 AMOUNT IN                                                                    COUPON   MATURITY
 THOUSANDS                                                                     RATE      DATE         VALUE
---------------------------------------------------------------------------------------------------------------
            SHORT-TERM MUNICIPAL OBLIGATION (1.4%)
  $  5,000  East Baton Rouge Parish, Louisiana, Exxon Corp Ser 1993 (Demand
             11/03/97)  .....................................................
-----------
             (Identified Cost $5,000,000) ...................................  4.00*%  03/01/22   $  5,000,000
                                                                                                 --------------
  $356,165  TOTAL INVESTMENTS (Identified Cost $350,917,569) (a)  ...........             98.2%    357,110,101
===========
            CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES ..................              1.8       6,398,822
                                                                                      ---------- --------------
            NET ASSETS  .....................................................            100.0%   $363,508,923
                                                                                      ========== ==============

------------
AMT          Alternative Minimum Tax.
COPs         Certificates of Participation.
*            Current coupon of variable rate demand obligation.
(a)          The aggregate cost for federal income tax purposes approximates identified cost. The aggregate gross unrealized appreciation is $6,615,456 and the aggregate gross unrealized depreciation is $422,924, resulting in net unrealized appreciation of $6,192,532.

Bond Insurance:
--------------
AMBAC        AMBAC Indemnity Corporation.
Connie Lee   Connie Lee Insurance Company.
FGIC         Financial Guaranty Insurance Company.
FSA          Financial Security Assurance Inc.
MBIA         Municipal Bond Investors Assurance Corporation.

 Geographic Summary of Investments
Based on Market Value as a Percent of Net Assets
October 31, 1997

Alaska                  5.0%
Arizona                 1.3
California              4.3
Connecticut             1.1
District of Columbia    1.0
Florida                 1.3
Georgia                 2.7
Hawaii                  2.7
Illinois                5.4
Indiana                 2.2
Kentucky                4.6%
Louisiana               1.4
Maine                   2.1
Maryland                6.8
Massachusetts           5.9
Michigan                2.4
Missouri                7.0
New York                7.8
Pennsylvania            3.7
Rhode Island            0.5
South Carolina          1.6%
Tennessee               2.7
Texas                   2.7
Virginia                5.3
Washington              7.8
West Virginia           1.4
Wisconsin               7.5
                      ------
Total                  98.2%
                      ======

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1997

ASSETS:
Investments in securities, at value
 (identified cost $350,917,569) .......................................    $357,110,101
Cash ..................................................................         229,347
Interest receivable ...................................................       6,432,116
Deferred organizational expenses ......................................           6,562
Prepaid expenses ......................................................          43,401
                                                                         --------------
  TOTAL ASSETS ........................................................     363,821,527
                                                                         --------------
LIABILITIES:
Payable for:
  Investment management fee ...........................................         121,544
  Dividends to preferred shareholders .................................          99,816
Accrued expenses ......................................................          91,244
                                                                         --------------
  TOTAL LIABILITIES ...................................................         312,604
                                                                         --------------
  NET ASSETS ..........................................................    $363,508,923
                                                                         ==============
COMPOSITION OF NET ASSETS:
Preferred shares of beneficial interest (1,000,000 shares authorized
 of non-participating $.01 par value, 1,940 shares outstanding)  ......    $ 97,000,000
                                                                         --------------
Common shares of beneficial interest (unlimited shares authorized of
 $.01 par value, 18,625,513 shares outstanding) .......................     273,537,595
Net unrealized appreciation ...........................................       6,192,532
Accumulated undistributed net investment income .......................       2,290,942
Accumulated net realized loss .........................................     (15,512,146)
                                                                         --------------
  NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS ........................     266,508,923
                                                                         --------------
  TOTAL NET ASSETS ....................................................    $363,508,923
                                                                         ==============
NET ASSET VALUE PER COMMON SHARE
 ($266,508,923 divided by 18,625,513 common shares outstanding)  ......          $14.31
                                                                         ==============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF OPERATIONS
For the year ended October 31, 1997

NET INVESTMENT INCOME:
INTEREST INCOME ........................  $19,976,041
                                         -------------
EXPENSES
Investment management fee ..............    1,262,524
Auction commission fees ................      242,763
Professional fees ......................      112,222
Transfer agent fees and expenses  ......       66,216
Auction agent fees .....................       45,590
Shareholder reports and notices  .......       40,623
Registration fees ......................       26,115
Trustees' fees and expenses ............       19,154
Custodian fees .........................       17,770
Organizational expenses ................        7,194
Other ..................................       42,126
                                         -------------
  TOTAL EXPENSES .......................    1,882,297
Less: expense offset ...................      (17,562)
                                         -------------
  NET EXPENSES .........................    1,864,735
                                         -------------
  NET INVESTMENT INCOME ................   18,111,306
                                         -------------
NET REALIZED AND UNREALIZED GAIN
 (LOSS):
Net realized loss ......................     (135,894)
Net change in unrealized depreciation  .   13,330,205
                                         -------------
  NET GAIN .............................   13,194,311
                                         -------------
NET INCREASE ...........................  $31,305,617
                                         =============

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL STATEMENTS, continued

STATEMENT OF CHANGES IN NET ASSETS

                                                    FOR THE YEAR      FOR THE YEAR
                                                        ENDED            ENDED
                                                  OCTOBER 31, 1997  OCTOBER 31, 1996
------------------------------------------------  ---------------- -----------------
INCREASE (DECREASE) IN NET ASSETS:
OPERATIONS:
Net investment income ...........................   $ 18,111,306      $ 18,938,172
Net realized loss ...............................       (135,894)         (715,913)
Net change in unrealized depreciation ...........     13,330,205         5,384,362
                                                  ---------------- ----------------
  NET INCREASE ..................................     31,305,617        23,606,621
                                                  ---------------- ----------------
DIVIDENDS TO SHAREHOLDERS FROM NET
INVESTMENT INCOME:
Preferred .......................................     (3,427,332)       (3,457,244)
Common ..........................................    (13,932,610)      (14,941,780)
                                                  ---------------- ----------------
  TOTAL .........................................    (17,359,942)      (18,399,024)
                                                  ---------------- ----------------
Decrease from transactions in common shares of
 beneficial interest ............................    (15,295,174)      (16,506,750)
                                                  ---------------- ----------------
  NET DECREASE ..................................     (1,349,499)      (11,299,153)
NET ASSETS:
Beginning of period .............................    364,858,422       376,157,575
                                                  ---------------- ----------------
  END OF PERIOD
  (Including undistributed net investment income
  of $2,290,942 and $1,539,578, respectively)  ..   $363,508,923      $364,858,422
                                                  ================ ================

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

InterCapital Quality Municipal Securities (the "Trust") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The Trust's investment objective is to provide current income which is exempt from federal income tax. The Trust was organized as a Massachusetts business trust on March 3, 1993 and commenced operations on September 29, 1993.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued by an outside independent pricing service approved by the Trustees. The pricing service has informed the Trust that in valuing the portfolio securities, it uses both a computerized matrix of tax-exempt securities and evaluations by its staff, in each case based on information concerning market transactions and quotations from dealers which reflect the bid side of the market each day. The portfolio securities are thus valued by reference to a combination of transactions and quotations for the same or other securities believed to be comparable in quality, coupon, maturity, type of issue, call provisions, trading characteristics and other features deemed to be relevant. Short-term debt securities having a maturity date of more than sixty days at time of purchase are valued on a mark-to-market basis until sixty days prior to maturity and thereafter at amortized cost based on their value on the 61st day. Short-term debt securities having a maturity date of sixty days or less at the time of purchase are valued at amortized cost.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined by the identified cost method. The Trust amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Trust records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

E. ORGANIZATIONAL EXPENSES -- Dean Witter InterCapital Inc. (the "Investment Manager") paid the organizational expenses of the Trust's common shares in the amount of $36,000 which have been reimbursed for the full amount thereof. Such expenses have been deferred and are being amortized by the straight-line method over a period not to exceed five years from the commencement of operations.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Investment Manager, the Trust pays the Investment Manager a management fee, calculated weekly and payable monthly, by applying the annual rate of 0.35% to the Trust's weekly net assets.

Under the terms of the Agreement, the Investment Manager maintains certain of the Trust's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Trust who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Trust.

3. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES --

The cost of purchases and proceeds from sales of portfolio securities, excluding short-term investments, for the year ended October 31, 1997 aggregated $21,536,120 and $39,855,000, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager, is the Trust's transfer agent. At October 31, 1997, the Trust had transfer agent fees and expenses payable of approximately $1,100.

The Trust has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Trust who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended October 31, 1997 included in Trustees' fees

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

and expenses in the Statement of Operations amounted to $4,958. At October 31, 1997, the Trust had an accrued pension liability of $26,263 which is included in accrued expenses in the Statement of Assets and Liabilities.

4. PREFERRED SHARES OF BENEFICIAL INTEREST

The Trust is authorized to issue up to 1,000,000 non-participating preferred shares of beneficial interest having a par value of $.01 per share, in one or more series, with rights as determined by the Trustees, without approval of the common shareholders. The Trust has issued Series 1 through 5, Auction Rate Preferred Shares ("Preferred Shares") which have a liquidation value of $50,000 per share plus the redemption premium, if any, plus accumulated but unpaid dividends, whether or not declared, thereon to the date of distribution. The Trust may redeem such shares, in whole or in part, at the original purchase price of $50,000 per share plus accumulated but unpaid dividends, whether or not declared, thereon to the date of redemption.

Dividends, which are cumulative, are reset through auction procedures.

                         AMOUNT                 RESET        RANGE OF
 SERIES    SHARES*    IN THOUSANDS*   RATE*      DATE    DIVIDEND RATES**
--------  --------- ---------------  ------- ----------  ----------------
    1        340         $17,000       3.20%   11/04/97    2.95% -4.00%
    2        300          15,000       3.70    11/05/97    2.40  -4.25
    3        300          15,000       3.50    11/06/97    2.50  -4.25
    4        600          30,000       3.68    01/06/98    2.50  -4.19
    5        400          20,000       3.58    11/04/97    3.00  -4.19

------------
*     As of October 31, 1997.
**    For the year ended October 31, 1997.

Subsequent to October 31, 1997 and up through December 5, 1997, the Trust paid dividends to Series 1 through 5 at rates ranging from 3.00% to 3.85%, in the aggregate amount of $413,077.

The Trust is subject to certain restrictions relating to the preferred shares. Failure to comply with these restrictions could preclude the Trust from declaring any distributions to common shareholders or purchasing common shares and/or could trigger the mandatory redemption of preferred shares at liquidation value.

The preferred shares, which are entitled to one vote per share, generally vote with the common shares but vote separately as a class to elect two Trustees and on any matters affecting the rights of the preferred shares.

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
NOTES TO FINANCIAL STATEMENTS October 31, 1997, continued

5. COMMON SHARES OF BENEFICIAL INTEREST

Transactions in common shares of beneficial interest were as follows:

                                                                                                         CAPITAL
                                                                                                         PAID IN
                                                                                             PAR        EXCESS OF
                                                                               SHARES       VALUE       PAR VALUE
                                                                           ------------- ----------  --------------
Balance, October 31, 1995 ................................................   21,415,213    $214,152   $305,125,367
Treasury shares purchased and retired (weighted average discount 15.38%)*    (1,486,100)    (14,861)   (16,491,889)
                                                                           ------------- ----------  --------------
Balance, October 31, 1996 ................................................   19,929,113     199,291    288,633,478
Treasury shares purchased and retired (weighted average discount 14.15%)*    (1,303,600)    (13,036)   (15,282,138)
                                                                           ------------- ----------  --------------
Balance, October 31, 1997 ................................................   18,625,513    $186,255   $273,351,340
                                                                           ============= ==========  ==============

------------
*     The Trustees have voted to retire the shares purchased.

6. FEDERAL INCOME TAX STATUS

At October 31, 1997, the Trust had a net capital loss carryover of approximately $15,512,000, which may be used to offset future capital gains to the extent provided by regulations, which is available through October 31 of the following years:

        AMOUNT IN THOUSANDS
----------------------------------
   2002      2003     2004   2005
---------  -------- ------  ------
 $11,851    $2,809    $716   $136
=========  ======== ======  ======

7. DIVIDENDS TO COMMON SHAREHOLDERS

On September 23, 1997, the Trust declared the following dividends from net investment income:

        AMOUNT               RECORD               PAYABLE
       PER SHARE              DATE                  DATE
  ------------------- -------------------- ---------------------
       $0.0625           November 7, 1997     November 21, 1997
       $0.0625           December 5, 1997     December 19, 1997

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
FINANCIAL HIGHLIGHTS

Selected ratios and per share data for a common share of beneficial interest outstanding throughout each period:


                                                                                                        FOR THE PERIOD
                                                               FOR THE YEAR ENDED OCTOBER 31**        SEPTEMBER 29, 1993*
                                                         -------------------------------------------       THROUGH
                                                            1997      1996       1995        1994     OCTOBER 31, 1993**
-------------------------------------------------------  --------- ---------  ---------- ----------  -------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period ...................   $13.44    $13.04     $ 10.83    $ 14.03         $ 14.06
                                                         --------- ---------  ---------- ----------  -------------------
Net investment income...................................     0.95      0.92        0.90       0.99            0.03
Net realized and unrealized gain (loss) ................     0.69      0.23        2.15      (3.15)          (0.04)
                                                         --------- ---------  ---------- ----------  -------------------
Total from investment operations........................     1.64      1.15        3.05      (2.16)          (0.01)
                                                         --------- ---------  ---------- ----------  -------------------
Less dividends from:
 Net investment income..................................    (0.72)    (0.72)      (0.74)     (0.77)           --
 Common share equivalent of dividends paid to preferred
 shareholders...........................................    (0.18)    (0.17)      (0.18)     (0.19)           --
                                                         --------- ---------  ---------- ----------  -------------------
Total dividends ........................................    (0.90)    (0.89)      (0.92)     (0.96)           --
                                                         --------- ---------  ---------- ----------  -------------------
Anti-dilutive effect of acquiring treasury shares ......     0.13      0.14        0.08       0.04            --
                                                         --------- ---------  ---------- ----------  -------------------
Offering costs charged against capital..................     --        --          --        (0.12)          (0.02)
                                                         --------- ---------  ---------- ----------  -------------------
Net asset value, end of period..........................   $14.31    $13.44     $ 13.04    $ 10.83         $ 14.03
                                                         ========= =========  ========== ==========  ===================
Market value, end of period.............................   $12.50    $11.25     $10.875    $  9.50         $15.125
                                                         ========= =========  ========== ==========  ===================
TOTAL INVESTMENT RETURN+................................    18.11%    10.39%      22.91%    (32.98)%          0.83%(1)

RATIOS TO AVERAGE NET ASSETS OF COMMON SHAREHOLDERS:
Total expenses .........................................     0.71%     0.72%(3)    0.77%(3)   0.83%           0.48%(2)
Net investment income before preferred stock dividends       6.87%     6.94%       7.48%      7.85%           2.51%(2)
Preferred stock dividends ..............................     1.30%     1.27%       1.48%      1.50%            N/A
Net investment income available to common shareholders       5.57%     5.67%       6.00%      6.35%           2.51%(2)

SUPPLEMENTAL DATA:
Net assets, end of period, in thousands................. $363,509   $364,858    $376,158   $382,578        $333,983
Asset coverage on preferred shares at end of period ....      374%      376%        388%       278%            N/A
Portfolio turnover rate ................................        6%       --++      --           21%           --

------------
*      Commencement of operations.
** The per share amounts were computed using an average number of shares outstanding during the period.
+ Total investment return is based upon the current market value on the last day of each period reported. Dividends are assumed to be reinvested at the prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions.
++     Less than 0.5%
(1)    Not annualized.
(2)    Annualized.
(3)    Does not reflect the effect of expense offset of 0.01%.

                      SEE NOTES TO FINANCIAL STATEMENTS

INTERCAPITAL QUALITY MUNICIPAL SECURITIES
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF INTERCAPITAL QUALITY MUNICIPAL SECURITIES

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of InterCapital Quality Municipal Securities (the "Trust") at October 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the period September 29, 1993 (commencement of operations) through October 31, 1993, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP
1177 Avenue of the Americas
New York, New York 10036
December 9, 1997

-------------------------------------------------------------------------------
                      1997 FEDERAL TAX NOTICE (unaudited)

For the year ended October 31, 1997, all of the Trust's dividends from net investment income received by both common and preferred shareholder classes were exempt interest dividends, excludable from gross income for Federal income tax purposes.
-------------------------------------------------------------------------------

TRUSTEES
----------------------------------------------

Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder

OFFICERS
----------------------------------------------

Charles A. Fiumefreddo
Chairman and Chief Executive Officer

Barry Fink
Vice President, Secretary and General Counsel

James F. Willison
Vice President

Thomas F. Caloia
Treasurer

TRANSFER AGENT
----------------------------------------------

Dean Witter Trust FSB
Harborside Financial Center - Plaza Two
Jersey City, New Jersey 07311

INDEPENDENT ACCOUNTANTS
----------------------------------------------

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER
----------------------------------------------

Dean Witter InterCapital Inc.
Two World Trade Center
New York, New York 10048


INTERCAPITAL
QUALITY
MUNICIPAL
SECURITIES

ANNUAL REPORT
OCTOBER 31, 1997